SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 20, 2001
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                            MFN Financial Corporation
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               (Exact name of registrant as specified in charter)


Delaware                                1-10176                    36-3627010
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(State of other jurisdiction          (Commission                (IRS Employer
   of incorporation)                  File Number)           Identification No.)



                  100 Field Drive, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (847) 295-8600
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                                       n/a
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On March 20, 2001, the Registrant entered into (i) a Receivable Financing Agreement dated as of March 1, 2001, among MFN Funding LLC, Mercury Finance Company LLC, MFN Financial Corporation, the Lenders Parties thereto, Deutsche Bank AG, New York Branch, Wells Fargo Bank Minnesota, National Association and Systems & Services Technologies, Inc., (ii) a Contribution Agreement dated as of March 1, 2001, among Mercury Finance Company LLC and Certain Subsidiaries of MFN Financial Corporation, (iii) a Seller Guaranty dated as of March 1, 2001, made by Mercury Finance Company LLC in favor of the Wells Fargo Bank Minnesota, National Association, (iv) an MFN Guaranty dated as of March 1, 2001, made by MFN Financial Corporation in favor of the Wells Fargo Bank Minnesota, National Association and (v) a Sale and Contribution Agreement dated as of March 1, 2001, executed among MFN Funding LLC, as purchaser, Wells Fargo Bank Minnesota, National Association, as collateral agent and Mercury Finance Company LLC, as seller, copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively to this Form 8-K and incorporated herein by reference.

         On March 22, 2001, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit No.       Description of Document
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                  4.1               Receivables Financing Agreement dated as of
                                    March 1, 2001, among MFN Funding LLC,
                                    Mercury Finance Company LLC, MFN Financial
                                    Corporation, the Lenders Parties thereto,
                                    Deutsche Bank AG, New York Branch, Wells
                                    Fargo Bank Minnesota, National Association and Systems & Services Technologies, Inc.

                  4.2 Contribution Agreement dated as of March 1, 2001, among Mercury Finance Company LLC and Certain Subsidiaries of MFN Financial Corporation.

                  4.3 Seller Guaranty dated as of March 1, 2001, made by Mercury Finance Company LLC in favor of the Wells Fargo Bank Minnesota, National Association.

                  4.4 MFN Guaranty dated as of March 1, 2001, made by MFN Financial Corporation in favor of the Wells Fargo Bank Minnesota, National Association.

                  4.5 Sale and Contribution Agreement dated as of March 1, 2001, executed among MFN Funding LLC, as purchaser, Wells Fargo Bank Minnesota, National Association, as collateral agent and Mercury Finance Company LLC, as seller.

                  99.1 Press release dated March 22, 2001, issued by the Registrant.

                                                         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MFN Financial Corporation

Date:  April 2, 2001                By:    /s/ Jeffrey B. Weeden
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                                     Its:  President and Chief Executive Officer
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